UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

TOA Carbon Fiber, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55027	35-2511669
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1-1-36, Nishiawaji, Higashiyodogawa-ku, Osaka, Japan	533-0031
(address of principal executive offices)	(zip code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(1) Previous Independent Auditors:

a.	On November 13, 2014, RLB Certified Public Accountant PLLC “RLB” declined to stand for reappointment as our Company’s independent auditor.

b.	RLB’s report on the financial statements for the year ended July 31, 2014 and for the period July 22, 2013 (inception) through July 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Through the period covered by the financial audit for the year ended July 31, 2014, the period July 22 2013 (inception) through July 31, 2013 and through the current date, there have been no disagreements with RLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RLB would have caused her to make reference thereto in the report on the financial statements. Through the interim period November 13, 2014 (the date RLB declined to stand for reappointment), there have been no disagreements with RLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RLB would have caused them to make reference thereto in the report on the financial statements.

d.	We have authorized RLB to respond fully to the inquiries of the successor accountant.

e.	During the year ended July 31, 2014, the period July 22 2013 (inception) through July 31, 2013 and the interim period through November 13, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to RLB prior to the date of the filing of this Report and requested that RLB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not the firm agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.     On November 13, 2014, the Company engaged MaloneBailey, LLP (“MB”) of Houston, Texas, as its new registered independent public accountant. During the year ended July 31, 2014, the period July 22 2013 (inception) through July 31, 2013 and prior to November 13, 2014 (the date of the new engagement), we did not consult with MB regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MB, in either case where  written or oral advice provided by MB would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT
16.1	Letter from RLB Certified Public Accountant PLLC November 24, 2014 (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOA CARBON FIBER, INC.

Dated: November 24, 2014	/s/ Hajime Abe
HAJIME ABE
Secretary, Treasurer, CFO, Director